UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 13, 2010 (Date of earliest event reported:  September 7, 2010)

RBC BEARINGS INCORPORATED
 (Exact name of registrant as specified in its charter)

Delaware	333-124824	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center
 Oxford, CT 06478
 (Address of principal executive offices) (Zip Code)

(203) 267-7001
 (Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The RBC Bearings Incorporated (the "Company") Executive Officer Performance Based Compensation Plan (the "Plan") was approved by the stockholders at its September 7, 2011 Annual General Meeting of Stockholders and became effective as of April 3, 2011. The Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual General Meeting of Stockholders on September 7, 2011, the stockholders (1) elected all three of the Company’s nominees for director; (2) ratified the appointment of Ernst & Young LLP as the Company’s Independent Auditors for fiscal  year 2012; (3) approved the Company’s Executive Officer Performance Based Compensation Plan; (4) approved, on an advisory basis, the compensation paid to the Company's named executive officers; and (5) recommended, on an advisory basis, that the frequency with which the stockholders of the Company shall have an advisory vote on the compensation of the Company's named executive officers set forth in the Company's proxy is every year.

Shares were voted on these proposals as follows:

Proposal 1. The stockholders elected the following three directors to hold office as noted below (or until their respective successors are elected and qualified).

	Nominees	For	Withheld	Broker Non Vote
(a)	Mitchell I. Quian	20,636,310	187,853	391,499
(b)	Dr. Amir Faghri	20,416,774	407,389	391,499
(b)	Dr. Michael J. Hartnett	20,491,511	332,652	391,499

(a) to hold office in Class II for a one year term until the Company’s 2012 Annual General Meeting of Stockholders.

 (b) to hold office in Class III for a three year term until the Company’s 2014 Annual General Meeting of Stockholders:

Proposal 2. The stockholders ratified the appointment of Ernst & Young  LLP as the Company’s Independent Auditors for fiscal year 2012:

For	Against	Abstain	Broker Non Vote
20,718,994	493,030	3,638	0

Proposal 3.  The stockholders approved the Company’s Executive Officer Performance Based Compensation Plan.

For	Against	Abstain	Broker Non Vote
18,980,670	1,033,355	810,138	391,499

Proposal 4. The stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers.

For	Against	Abstain	Broker Non Vote
11,942,786	8,113,669	767,708	391,499

Proposal 5. The stockholders  recommended, on an advisory basis, that the frequency with which the stockholders of the Company shall have an advisory vote on the compensation of the Company's named executive officers set forth in the Company's proxy is every year.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN

15,185,260	1,801,023	3,076,062	761,818

In light of this vote, and consistent with the Company’s recommendation as described in its 2011 proxy statement, the Company’s Compensation  Committee will at its next scheduled meeting take into account the outcome of this advisory vote when considering how frequently to seek an advisory vote on Say on Pay in future years.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 RBC Bearings Incorporated Executive Officer Performance Based Compensation Plan.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 13, 2011

RBC BEARINGS INCORPORATED

By:	/s/ Thomas J. Williams
Name: Thomas J. Williams
Title: Corporate General Counsel & Secretary